                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             THE RIGHT START, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             THE RIGHT START, INC.
                       5388 Sterling Center Drive, Unit C
                       Westlake Village, California 91361


                                                                  August 6, 1999

Dear Shareholders:

     Our Annual Meeting of Shareholders will be held on September 9, 1999, at 9:00 a.m., at The Right Start retail store located at 18723 Ventura Blvd., Tarzana, California. We urge you to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key personnel responsible for the management of your Company, to show you a Right Start store and to answer any questions you may have.

     The formal Notice of Meeting, the Proxy Statement and the proxy card are enclosed. A copy of the Annual Report to Shareholders describing the Company's operations during the fiscal year ended January 30, 1999 is also enclosed.

     We hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

     If you have shares in more than one name or if your stock is registered in more than one way, you may receive more than one copy of the proxy materials.
If so, please sign and return each of the proxy cards you receive so that all of your shares may be voted. We look forward to meeting you at the September 9, 1999 Annual Meeting of Shareholders.

                                       Very truly yours,

                                       /s/ Jerry R. Welch

                                       Jerry R. Welch
                                       Chairman of the Board, President
                                       and Chief Executive Officer

                             THE RIGHT START, INC.
                      5388 Sterling Center Drive, Unit C
                      Westlake Village, California 91361

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                ---------------

                         To Be Held September 9, 1999

     The Annual Meeting of The Right Start, Inc. (the "Company") will be held at The Right Start retail store located at 18723 Ventura Blvd., Tarzana, California on September 9, 1999, at 9:00 a.m. for the following purposes:

          1. To elect six (6) directors to hold office until the next annual meeting and until their successors are elected;

          2. To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending January 29, 2000 (Proposal 1);

          3. To approve a proposed amendment to the Company's 1991 Employee Stock Option Plan increasing the maximum aggregate number of shares of the Company's common stock subject to the plan from 725,000 to 900,000 shares, an increase of 175,000 shares (Proposal 2);

          4. To approve a proposed amendment to the Company's 1995 Non-Employee Director Plan increasing the maximum aggregate number of shares of the Company's common stock subject to the plan from 175,000 to 200,000 shares, an increase of 25,000 shares (Proposal 3); and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on July 30, 1999, is the date of record for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     All shareholders are urged to attend the meeting in person or by proxy. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED PREPAID RETURN ENVELOPE. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

                                  By Order of The Board of Directors

                                  /s/ Gina M. Engelhard

                                  Gina M. Engelhard
                                  Secretary
Westlake Village, California
August 6, 1999

                             THE RIGHT START, INC.

                                ---------------

                                PROXY STATEMENT


                INFORMATION CONCERNING SOLICITATION AND VOTING

Solicitation and Revocation of Proxies

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of The Right Start, Inc. (the "Company") for use in connection with the Annual Meeting of Shareholders to be held on the 9th day of September, 1999 at 9:00 a.m. and at any and all adjournments thereof.

     The persons named as proxies were designated by the Board of Directors and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a proxy bearing a later date or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. All proxies which are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted FOR the election of the director nominees listed below, FOR Proposal 1 to ratify the appointment of Arthur Andersen LLP as independent auditors for the Company, FOR Proposal 2 to approve a proposed amendment to the Company's 1991 Employee Stock Option Plan (the "1991 Plan") increasing the maximum aggregate number of shares of the Company's common stock subject to the 1991 Plan, and FOR Proposal 3 to approve a proposed amendment to the Company's 1995 Non-Employee Director Stock Option Plan (the "1995 Plan") increasing the maximum aggregate number of shares of the Company's common stock subject to the 1995 Plan. "Broker non-votes" will be counted for general quorum purposes but will not be considered as present or entitled to vote.

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about August 6, 1999. The entire cost of the solicitation of proxies will be borne by the Company. Expenses will also include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company's common stock. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit proxies personally or by telephone, facsimile, telegraph or cable; such persons will not be compensated for such solicitation.

Voting at the Meeting

     The shares of common stock constitute the only class of securities of the Company entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on July 30, 1999 will be entitled to vote at the meeting or any adjournment or postponement thereof. As of July 30, 1999, there were 5,051,817 shares of common stock issued and outstanding, each share being entitled to one vote on each matter to be voted upon, except that voting for directors may be cumulative. A shareholder intending to cumulate votes for directors must notify the Company of such intention at the meeting prior to commencement of the voting for directors. If any shareholder has given such notice, every shareholder attending the meeting may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among two or more candidates. A shareholder who is not in attendance at the meeting may not invoke cumulative voting.

     Discretionary authority to cumulate votes represented by proxies is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed Proxy to cumulate votes represented by proxies for individual nominees in accordance with their best judgment in order to assure the election of as many of the nominees to the Board of Directors as possible.

     The election of directors will require the affirmative vote of a plurality of the shares of common stock voting in person or by proxy at the Annual Meeting. The approval of Proposal 1, Proposal 2 and Proposal 3 will require the affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on such proposal.

                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information, as of July 1, 1999, with respect to all those known by the Company to be the beneficial owners of more than 5% of its outstanding common stock, each director who owns shares of common stock, each executive officer named in the Summary Compensation Table (the "Named Executive Officers"), and all directors and executive officers of the Company as a group.

Name and Address of Beneficial             Amount and Nature of            Percent of
------------------------------                  Beneficial                 ----------
Owner                                          Ownership(1)                  Class
-----                                      --------------------              -----
Richard A. Kayne (2)                            4,364,610                     60.9%
KAIM Non-Traditional, L.P.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Cahill, Warnock Strategic Partners                333,333                      6.6%
Fund, L.P. (3)
One South Street, Suite 2150
Baltimore, MD 21202

Fred Kayne (4)                                    703,211                     13.2%
Fortune Fashions
6501 Flotilla Street
Commerce, CA  90040

Albert O. Nicholas                                312,500                      6.2%
Nicholas Co., Inc.
700 North Water Street
Milwaukee, WI  53202

Howard Kaplan                                     305,000                      6.0%
99 Chauncy Street
Boston, MA  02111

Lloyd I. Miller, III (5)                          256,900                      5.1%
4550 Gordon Drive
Naples, Florida  34102

Citigroup Inc. (6)                                126,667                      2.5%
153 East 53rd Street
New York, NY 10043

Gerald E. Mitchell (7)                             42,272                        *
5388 Sterling Center Drive, Unit C
Westlake Village, CA 91361

Gina M. Engelhard (8)                              20,716                        *
5388 Sterling Center Drive, Unit C
Westlake Village, CA 91361

Marilyn Platfoot (9)                               27,624                        *
5388 Sterling Center Drive, Unit C
Westlake Village, CA 91361

Andrew Feshbach (10)                               17,151                        *
Big Dog Sportswear
121 Gray Avenue, Suite 300
Santa Barbara, CA  93101


Robert R. Hollman (10)                              9,768                        *
Topa Management
1800 Avenue of the Stars
Suite 1400
Los Angeles, CA  90067

Jerry R. Welch (10)(11)                           217,151                      4.1%
Kayne Anderson Investment
Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Howard M. Zelikow (10)(11)                         17,151                        *
Kayne Anderson Investment
Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Ronald J. Blumenthal (12)                          33,296                        *
5388 Sterling Center Drive, Unit C
Westlake Village, CA  91361

All executive officers and directors            5,476,762                     69.9%
as a group (eleven persons) (13)

--------------------

  *  Less than one percent.

     (1) Except as otherwise noted below, the persons named in the table have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

     (2) The 4,364,610 shares include (i) 89,750 shares held directly by Mr. Kayne (including 17,151 shares which may be acquired within 60 days upon exercise of options) and (ii) 4,274,860 shares held by managed accounts of KAIM Non-Traditional, L.P. ("KAIM, LP"), a registered investment adviser (including 399,999 shares which may be acquired upon conversion of the Series B Preferred Stock and 1,691,650 shares which may be acquired upon conversion of the Series C Preferred Stock). Mr. Kayne has sole voting and dispositive power over the shares he holds directly. He has shared voting and dispositive power along with Kayne Anderson Investment Management, Inc. ("KAIM, Inc."), the general partner of KAIM, LP, over the remaining shares. (Mr. Kayne is the President, Chief Executive Officer and a Director of KAIM, Inc., and the principal stockholder of its parent company.) The shares held by managed accounts of KAIM, LP include the following shares held by investment funds for which KAIM, LP serves as general partner or manager: 1,256,051 shares held by Kayne Anderson Non-Traditional Investments, L.P. (including 50,000 shares which may be acquired upon conversion of the Series B Preferred Stock and 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock); 1,056,025 shares held by ARBCO Associates, L.P. (including 50,000 shares which may be acquired upon conversion of the Series B Preferred Stock and 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock); 1,117,612 shares held by Offense Group Associates, L.P. (including 133,333 shares which may be acquired upon conversion of the Series B Preferred Stock and 465,200 shares which may be acquired upon conversion of the Series C Preferred Stock); 478,822 shares held by Opportunity Associates, L.P. (including 91,666 shares which may be acquired upon conversion of the Series B Preferred Stock and 211,450 shares which may be acquired upon conversion of the Series C Preferred Stock); and 197,100 shares held by Kayne Anderson Offshore Limited (including 75,000 shares which may be acquired upon conversion of the Series B Preferred Stock and 84,600 shares which may be acquired upon conversion of the Series C Preferred Stock). An additional 169,500 shares are held in other Kayne Anderson accounts or affiliates of Kayne Anderson and its principals. KAIM disclaims beneficial ownership of the shares reported, except those shares attributable to it by virtue of its general partner interests in the limited partnerships holding such shares. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares held by him directly or attributable to him by virtue of his limited and general partner interests in such limited partnerships and by virtue of his indirect interest in the interest of KAIM in such limited partnerships. The foregoing is based on information provided by Mr. Kayne and KAIM, L.P. to the Company as of July 1, 1999.

     (3) David L. Warnock and Edward L. Cahill are each managing members of Cahill, Warnock & Company, LLC ("CW") and general partners of Cahill, Warnock Strategic Partners, L.P. ("CWSP"). CWSP and CW are the general partners, respectively, of Cahill, Warnock Strategic Partners Fund, L.P. ("SPF") and Strategic Associates, L.P. ("SA"). SPF owns 9,475 shares of Series B Preferred Stock currently convertible into 315,833 shares of common stock. SA owns 525 shares of Series B Preferred Stock currently convertible into 17,500 shares of common stock. Each of Messrs. Warnock and Cahill, CW, CWSP, SPF and SA may be deemed to beneficially own 333,333 shares of common stock. Messrs. Warnock and Cahill, CW and CWSP disclaim beneficial ownership with respect to the shares held by SPF and SA. SPF disclaims beneficial ownership with respect to the shares underlying the Series B Preferred Stock held by SA. SA disclaims beneficial ownership with respect to the shares underlying the Series B Preferred Stock held by SPF. The shares reported above and in the table exclude 4,608 currently exercisable options to purchase common stock held by Mr. Warnock.

     (4) Of the 703,211 shares beneficially owned, 427,727 shares are held directly by Mr. Kayne, 83,333 shares may be acquired upon conversion of Series B Preferred Stock, 175,000 shares may be acquired upon conversion of Series C Preferred Stock and 17,151 are underlying currently exercisable options to purchase common stock.

     (5) According to a Schedule 13G filed on February 1, 1999, Mr. Miller shares dispositive and voting power on 139,250 shares of the reported securities as an adviser to the trustee of certain family trusts and Mr. Miller has sole voting and dispositive power on 117,650 of the reported securities owned by him personally and/or as the manager of a limited liability company that is the general partner of a limited partnership.

     (6) Includes 60,000 shares of common shares held directly by The Travelers Indemnity Company and 66,667 shares of common stock which may be acquired upon conversion of the Series B Preferred Stock.

     (7) Includes 4,499 shares, currently exercisable options to purchase 27,500 shares of common stock and 10,231 and 42 shares held by the Company's Employee Stock Purchase Plan and Employee Stock Ownership Plan, respectively for the benefit of Mr. Mitchell.

     (8) Includes 145 shares, currently exercisable options to purchase 20,000 shares of common stock and 571 shares held by the Company's Employee Stock Ownership Plan for the benefit of Ms. Engelhard.

     (9) Includes currently exercisable options to purchase 27,500 shares of common stock and 93 and 31 shares held by the Company's Employee Stock Purchase Plan and Employee Stock Ownership Plan, respectively, for the benefit of Ms. Platfoot.

     (10) All shares consist of currently exercisable options to purchase common stock.

     (11) Messrs. Welch and Zelikow are Managing Directors of Kayne Anderson Investment Management, Inc.; however, they disclaim beneficial ownership with respect to shares held by KAIM or any of its affiliates.

     (12) Includes currently exercisable stock options to purchase 32,500 shares of common stock and 796 shares held by the Company's Employee Stock Ownership Plan for the benefit of Mr. Blumenthal.

     (13) Includes options and common stock beneficially owned by executive officers and directors, including 23,812 with respect to Mr. Pollock.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                                                                            Executive
       Name               Age     Position                                Officer Since
       ----               ---     --------                                -------------
Jerry R. Welch            49      Chairman of the Board,                       1996
                                  President and Chief
                                  Executive Officer

Gina M. Engelhard         36      Chief Financial Officer and                  1994
                                  Secretary

Ronald J. Blumenthal      53      Senior Vice President                        1994

Gerald E. Mitchell        44      Senior Vice President-Merchandising          1996
                                  and Marketing

Marilyn Platfoot          44      Senior Vice President-Retail Operations      1996
                                  and Human Resources

Richard Pollock           47      Vice President-Logistics                     1996


     All officers serve at the discretion of the Board of Directors.

Business Experience of Executive Officers

     JERRY R. WELCH became Chief Executive Officer of the Company in March 1996, assumed the position of President in September 1996 and has served as Chairman of the Board since August 1995. Mr. Welch also serves as a Managing Director of Kayne Anderson Investment Management, Inc. and has served in such capacity since January 1993. Mr. Welch is also the Chairman of the Board and Chief Executive Officer of Glacier Water Services, Inc. and has served in such capacities since April 1993 and September 1994, respectively.

     GINA M. ENGELHARD became Chief Financial Officer of the Company in May 1994 and Secretary in August 1995. Ms. Engelhard served as a Senior Manager with Price Waterhouse in Woodland Hills, California from January 1986 until April 1994.

     RONALD J. BLUMENTHAL became Senior Vice President of the Company in September 1996 and served as Vice President-Retail Operations from December 1993 to September 1996. Prior to joining the Company, Mr. Blumenthal served as Vice President of Store Operations for Cost Plus Imports from 1990 until 1993.

     GERALD E. MITCHELL became Senior Vice President-Merchandising and Marketing in May 1999. Prior to that, Mr. Mitchell served as Vice President-Merchandising of the Company from July 1996 to April 1999. Prior to joining the Company, Mr. Mitchell served as Vice President-Merchandising for Discovery Channel Stores. Mr. Mitchell's prior experience includes senior management roles in department store merchandising and product management.

     MARILYN PLATFOOT became Senior Vice President-Retail Operations and Human Resources in May 1999. Prior to that, Ms. Platfoot served as Vice President-Retail Operations of the Company from April 1996 to April 1999. Ms. Platfoot previously served as Western Regional Manager for Brookstone Stores from 1992 to 1996.

     RICHARD POLLOCK became Vice President-Logistics of the Company in September 1996 and served as Director of Logistics from June to September 1996. Prior to joining the Company, Mr. Pollock served as Regional Operations Manager with USCO Distribution Services and has held several senior level distribution positions.

                             ELECTION OF DIRECTORS

     The Board of Directors proposes the election of six (6) directors, each to hold office until the next annual meeting and until their successors are elected and qualified. Unless authority to vote for directors has been withheld in the Proxy, the persons named in the enclosed Proxy intend to vote at the meeting for the election of the nominees presented below. All nominees have consented to serve as a director for the ensuing year. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named in the enclosed Proxy will vote for any substitute nominee designated by the Board of Directors.

     The candidates in the election of directors receiving the highest number of affirmative votes of the shares entitled to vote, up to the number of directors to be elected by such shares, will be elected. Votes against a candidate and votes withheld, including broker non-votes, have no legal effect on the election, however all such votes count as a part of the quorum. The names and certain information concerning the persons to be nominated as directors at the Annual Meeting are set forth below.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Directors and Nominees

Name                    Age    Director Since          Business Experience
----                    ---    --------------          -------------------
Andrew Feshbach         38          1995        Mr. Feshbach is a Vice President of Fortune Financial,
                                                President of Big Dog Sportswear and an Executive Vice
                                                President of Fortune Fashions.  Previously, Mr. Feshbach was
                                                a partner in Maiden Lane, a merchant bank, and a Vice
                                                President in the Mergers and Acquisitions Group of Bear
                                                Stearns & Co. Inc.

Robert R. Hollman       55          1995        Mr. Hollman has been President and Chief Executive Officer of Topa Management Company since 1971 and President and
                                                Chief Executive Officer of Topa Savings Bank since 1989.  He has also been a Director and Officer of Topa Equities, Ltd., the parent company of Topa Savings Bank, since 1969.

Fred Kayne              61          1995        Mr. Kayne is President and Chairman of Fortune Financial,
                                                where he is responsible for directing all of its investment activities.  Mr. Kayne is also President of Fortune Fashions and Chairman of Big Dog Sportswear.  Mr. Kayne was a partner of Bear, Stearns & Co. Inc. until its initial public
                                                offering in 1985 after which he was a Managing Director and a member of the Board of Directors until he resigned in
                                                1986.  Fred Kayne and Richard A. Kayne are brothers.

Richard A. Kayne        54          1995        Mr. Kayne currently serves as President and Chief Executive
                                                Officer of Kayne Anderson Investment Management, Inc., and
                                                its broker dealer affiliate, K.A. Associates, Inc.  Mr.
                                                Kayne has been with Kayne Anderson Investment Management,
                                                Inc. since 1985 when it was founded by Mr. Kayne and John E.
                                                Anderson.  He is also a Director of Foremost Corporation of
                                                America and Glacier Water Services, Inc.  Richard A. Kayne
                                                and Fred Kayne are brothers.

Jerry R. Welch          48          1995        See "Business Experience of Executive Officers" above.

Howard M. Zelikow       65          1995        Mr. Zelikow has been a management and financial consultant doing business at ZKA Associates since 1987 and has been a
                                                Managing Director of Kayne Anderson Investment Management,
                                                Inc. since 1988.  Mr. Zelikow has been a director of
                                                Financial Security Assurance Holdings Ltd. since 1996 and
                                                has served as a director of Queensway Financial Holdings
                                                Limited since 1993.  Mr. Zelikow was a director of Victoria
                                                Financial Corporation from 1991 to 1995, a director of
                                                Capital Guaranty Corporation from 1994 to 1995, and a
                                                director of Nobel Insurance Limited from 1989 to 1993.

     The Directors of the Company serve until their successors are elected and duly qualified at next year's Annual Meeting of Shareholders, which is expected to be held on or about June 2000. During the fiscal year ended January 30, 1999, the Company's Audit Committee consisted of Messrs. Feshbach, Hollman and Zelikow and the Company's Compensation Committee consisted of Messrs. Richard Kayne and Fred Kayne. The Board of Directors does not have a standing Nominating Committee. The Audit Committee reviews and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent accountants. The Compensation Committee reviews the Company's general compensation strategy and reviews and reports to the Board of Directors with respect to compensation of officers and employee benefit programs.

     Your proxy cannot be voted for a greater number of persons than the number of nominees named.

Attendance at Meetings

     During the fiscal year ended January 30, 1999, the Board of Directors held a total of five meetings, the Compensation Committee held one meeting and the Audit Committee held one meeting. No member of the Board of Directors, Compensation Committee or Audit Committee attended fewer than 75% of the meetings of the Board, Compensation Committee or Audit Committee.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

     The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the fiscal year ended January 30, 1999, the fiscal year ended January 31, 1998 and the transition period ended February 1, 1997 to the Company's Chief Executive Officer and the other executive officers who received compensation (on an annualized basis) of at least $100,000.

                          Summary Compensation Table

                                                     Annual Compensation                                Long Term
                                                     -------------------                                ---------
                                                                                                       Compensation
                                                                                                       ------------
                                   Fiscal                                   Other Annual          Securities Underlying
Name and Principal Position         Year         Salary       Bonus       Compensation (1)             Options (#)
---------------------------      ----------     --------      -----       ----------------        ---------------------
Jerry R. Welch (2)                  1998        $    -0-      $ -0-        $        -0-                   211,669
Chairman of the Board,              1997             -0-        -0-                 -0-                     7,383
President and Chief              Transition          -0-        -0-                 -0-                     4,609
Executive Officer                  Period

Ronald J. Blumenthal                1998         135,000        -0-                 -0-                    62,500
Senior Vice President               1997         135,000        -0-                 -0-                     7,500
                                 Transition       90,865        -0-                 -0-                       -0-
                                   Period

Gerald E. Mitchell                  1998         164,046        -0-               4,477                    77,500
Vice President                      1997         155,000        -0-               8,048                     7,500
Merchandising                    Transition       80,481        -0-               3,875                    37,500
                                   Period

Marilyn Platfoot                    1998         137,615        -0-                  62                    77,500
Vice President Retail               1997         115,000        -0-                 -0-                     7,500
Operations                       Transition       72,981        -0-                 -0-                       -0-
                                   Period

Gina M. Engelhard                   1998         113,292        -0-                 -0-                    60,000
Chief Financial Officer and         1997         105,000        -0-                 -0-                     5,000
Secretary                        Transition       66,635        -0-                 750                       -0-
                                   Period


(1) Amounts shown include Company contributions under the Company's Employee Stock Ownership Plan and the Company's Employee Stock Purchase Plan, as applicable for the listed executives.

(2) Mr. Welch receives no compensation for serving as Chief Executive Officer or President.

Cancellation and Grant of Stock Options

     On May 5, 1998, the Compensation Committee authorized the cancellation of outstanding stock options of certain of its employees. In connection therewith, each of the Company's executive officers agreed to cancel options to purchase an aggregate of 152,500 shares of Common Stock at exercise prices ranging from $5.00 to $13.00 per share. The Company also agreed on May 5, 1998, to issue new options to purchase 262,500 shares of Common Stock at an exercise price of $3.50 (the fair market value of the Common Stock on the effective grant date of May 5, 1998) to its executive officers, which issuance was contingent upon cancellation of all such officers' previously issued stock options. The new option grant was also contingent upon the Company's receipt of shareholder approval at its annual meeting of shareholders held on December 15, 1998, to increase the number of shares of Common Stock issuable under the Company's 1991 Employee Stock Option Plan. The Company's shareholders approved the increase on that date. The Compensation Committee believes that the cancellation of such options and the grant of new stock options to such executive officers were necessary due to competitive conditions in the Company's industry to retain and provide incentives to key management personnel.




-------------------
                                                                                                                 Length of
                                          Number of        Per Share      Exercise Price                          Original
                                          Shares of      Market Price      of Cancelled                         Option Term
                       Effective           Common          of Common         Options at       Per Share         Remaining at
                        Date of            Stock         Stock at Time        Time of          Exercise           Date of
     Name and         Issuance of       Underlying       of Issuance of    Grant of New      Price of New       Issuance of
     Position         New Options       New Options       New Options         Options          Options          New Options
     --------         -----------       -----------       -----------         -------          -------          -----------
Gerald Mitchell-        5/5/98              (1)              $3.50              (1)             $3.50               (1)
  Senior Vice
   President
Gina Engelhard-         5/5/98              (2)               3.50              (2)              3.50               (2)
  Chief Financial
   Officer
Marilyn Platfoot-       5/5/98              (3)               3.50              (3)              3.50               (3)
  Senior Vice
   President
Richard Pollock-        5/5/98              (4)               3.50              (4)              3.50               (4)
  Vice President
Ron Blumenthal-         5/5/98              (5)               3.50              (5)              3.50               (5)
  Senior Vice
   President

---------------
(1) The number of shares of common stock covered by options ("option shares") granted to Mr. Mitchell does not correlate directly to the number of his option shares cancelled. The Company cancelled an option to purchase 37,500 shares of common stock exercisable at $10.50 per share (8 years, 2 months remaining in the option's term) and an option to purchase 7,500 shares of common stock exercisable at $5.00 per share (8 years, 6 months remaining in the option's term). Each cancellation was undertaken by the Company with Mr. Mitchell's consent. Mr. Mitchell received new stock option grants covering 62,500 shares of common stock exercisable at $3.50 per share. Such exercise price reflects the fair market value of the Company's common stock on the effective grant date thereof.
(2) The number of option shares granted to Ms. Engelhard does not correlate directly to the number of her option shares cancelled. The Company cancelled an option to purchase 12,500 shares of common stock exercisable at $6.00 per share (6 years, 5 months remaining in the option's term), an option to purchase 10,000 shares of common stock exercisable at $9.25 per share (7 years, 11 months remaining in the option's term), and an option to purchase 5,000 shares of common stock exercisable at $5.00 per share (8 years, 6 months remaining in the option's term). Each cancellation was undertaken by the Company with Ms. Engelhard's consent. Ms. Engelhard received new stock option grants covering 50,000 shares of common stock exercisable at $3.50 per share. Such exercise price reflects the fair market value of the Company's common stock on the effective grant date thereof.
(3) The number of option shares granted to Ms. Platfoot does not correlate directly to the number of her option shares cancelled. The Company cancelled an option to purchase 12,500 shares of common stock exercisable at $10.00 per share (8 years remaining in the option's terms) and an option to purchase 7,500 shares of common stock exercisable at $5.00 per share (8 years, 6 months remaining in the option's terms). Each cancellation was undertaken by the Company with Ms. Platfoot's consent. Ms. Platfoot received new stock option grants covering 62,500 shares of common stock exercisable at $3.50 per share. Such exercise price reflects the fair market value of the Company's common stock on the effective grant date thereof.
(4) The number of option shares granted to Mr. Pollock does not correlate directly to the number of his option shares cancelled. The Company cancelled an option to purchase 2,500 shares of common stock exercisable at $13.00 per share (8 years, 1 month remaining in option term), an option to purchase 7,500 shares of common stock exercisable at $10.25 per share (8 years, 4 months remaining in option term), and an option to purchase 5,000 shares of common stock exercisable at $5.00 per share (8 years, 7 months remaining in option term). Each cancellation was undertaken by the Company with Mr. Pollock's consent. Mr. Pollock received new stock option grants covering 50,000 shares of common stock exercisable at $3.50 per share.
     Such exercise price reflects the fair market value of the Company's common stock on the effective grant date thereof.

(5) The number of option shares granted to Mr. Blumenthal does not correlate directly to the number of his option shares cancelled. The Company cancelled an option to purchase 12,500 shares of common stock exercisable at $6.00 per share (6 years, 5 months remaining in the option's term), an option to purchase 25,000 shares of common stock exercisable at $9.25 per share (7 years, 11 months remaining in the option's term), and an option to purchase 7,500 shares of common stock exercisable at $5.00 per share (8 years, 6 months remaining in the option's term). Each cancellation was undertaken by the Company with Mr. Blumenthal's consent. Mr. Blumenthal received new stock option grants covering 37,500 shares of common stock exercisable at $3.50 per share. Such exercise price reflects the fair market value of the Company's common stock on the effective grant date thereof.

Directors' Fees

     All of the Company's non-employee directors receive directors' fees of $3,000 per quarter. All of the members of the Board of Directors have elected, in lieu of such compensation, to receive options to purchase common stock of the Company at the fair market value on the date the options are granted.

Option Grants in the Fiscal Year Ended January 30, 1999

     The following table provides certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended January 30, 1999.

                            Individual Grants
                            -----------------
                        Number of       % of Total
                      Common Shares      Options                                    Potential Realizable Value at
                        Underlying      Granted to                                    Assumed Annual Rates of
                         Options        Employees    Exercise or                    Stock Price Appreciation for
                         Granted        in Fiscal     Base Price     Expiration             Option Term
                         -------                                                            -----------
Name                     (#)(1)           Year        ($/Share)         Date           5% ($)         10% ($)
----                     ------           ----        ---------         ----           ------         -------
Jerry R. Welch           10,169           1.40%         $2.50         12/15/01          4,068           8,847
                          1,500           0.21           2.50         12/15/08          2,430           6,405
                        200,000          27.52           2.50         12/15/08        324,000         854,000
Gerald Mitchell          62,500           8.60           3.50         05/05/08        141,875         373,750
                         15,000           2.06           2.50         12/15/08         24,300          64,050
Ron Blumenthal           37,500           5.16           3.50         05/05/08         85,125         224,250
                         25,000           3.44           2.50         12/15/08         40,500         106,750
Marilyn Platfoot         62,500           8.60           3.50         05/05/08        141,875         373,750
                         15,000           2.06           2.50         12/15/08         24,300          64,050
Gina Engelhard           50,000           6.88           3.50         05/05/08        113,500         299,000
                         10,000           1.38           2.50         12/15/08         16,200          42,700

--------------------

(1) Named Executive Officers receive options pursuant to the Company's stock compensation plans described elsewhere in this Proxy Statement. The material terms of that program related to recipients, grant timing, number of options, option price and duration are determined by the Board of Directors, subject to certain limitations.

Aggregate Option Exercises in the Fiscal Year Ended January 30, 1999 and Option Values at Fiscal Year End

     The following table provides certain information regarding the exercise of stock options held by the Named Executive Officers during the fiscal year ended January 30, 1999 and the number and value of options held as of the end of such fiscal year.

                                                                 Number of Securities Underlying        Value of Unexercised
                                                                     Unexercised Options At             In-The-Money Options
                                                                       Fiscal Year End (#)            At Fiscal Year End ($)(1)
                                                                       --------------------           -------------------------
                       Shares Acquired
Name                   on Exercise (#)    Value Realized($)(1)    Exercisable    Unexercisable      Exercisable    Unexercisable
----                   ---------------    --------------------    -----------    -------------      -----------    -------------
Jerry R. Welch               -0-                 -0-                   17,151          211,669            7,383          740,842

Ronald J. Blumenthal         -0-                 -0-                      -0-           62,500              -0-          181,250

Gerald E. Mitchell           -0-                 -0-                      -0-           77,500              -0-          280,750

Marilyn Platfoot             -0-                 -0-                      -0-           77,500              -0-          280,750

Gina M. Engelhard            -0-                 -0-                      -0-           60,000              -0-          160,000


--------------------

(1) On January 29, 1999 (the last day the Company's common stock was traded in the fiscal year ended January 30, 1999), the closing sale price of the Company's common stock on the Nasdaq National Market System was $6.00 per share.

Employment Agreements

     No employment agreements are currently in effect between the Company and any of its employees.

Stock Compensation Programs

1991 Employee Stock Option Plan

     The Company adopted the 1991 Plan, as amended, to cover an aggregate of 725,000 shares of the Company's common stock, in October 1991, in order to provide a means of encouraging certain officers and employees of the Company to obtain a proprietary interest in the enterprise and thereby create an additional incentive for such persons to further the Company's growth and development. The information regarding the 1991 Plan provided herein is qualified in its entirety by the full text of such plan, copies of which have been filed with the Securities and Exchange Commission. Options granted vest over periods of up to five years (depending on the terms of the individual grant) commencing on the grant date and expire 10 years thereafter. Options for 696,160 shares were outstanding as of January 30, 1999 under the 1991 Plan, 11,991 of which were exercisable.

     The Board of Directors of the Company has proposed an amendment to the 1991 Plan to increase the maximum number of shares of common stock issuable under such plan from 725,000 to 900,000 shares (an increase of 175,000 shares), subject to the approval of the shareholders of the Company as provided herein. The amendment to the 1991 Plan, as approved by the Board of Directors, is set forth in its entirety in Proposal 2 below. The Company proposes to increase the aggregate number of shares of common stock issuable under both the 1991 Plan and the 1995 Plan by 200,000 shares.

1995 Non-Employee Directors Option Plan

     In October 1995, the Company adopted the 1995 Plan, as amended, to cover an aggregate of 175,000 shares of common stock. The information regarding the 1995 Plan provided herein is qualified in its entirety by the full text of such plan, copies of which have been filed with the Securities and Exchange Commission.
The 1995 Plan provides for the annual issuance, to each non-employee director, of options to purchase 1,500 shares of common stock. In addition, each director is entitled to make an election to receive, in lieu of directors' fees, additional options to purchase common stock. The amount of additional options is determined based on an independent valuation such that the value of the options issued is equivalent to the fees that the director would be otherwise entitled to receive. Options issued under this plan vest on the anniversary date of their grant and upon termination of Board membership. 153,859 options were issued under the 1995 Plan, 95,515 of which were exercisable as of January 30, 1999.

     The Board of Directors of the Company has proposed an amendment to the 1995 Plan to increase the maximum number of shares of common stock issuable under such plan from 175,000 to 200,000 shares (an increase of 25,000 shares), subject to the approval of the shareholders of the Company as provided herein. The amendment to the 1995 Plan, as approved by the Board of Directors, is set forth in its entirety in Proposal 3 below. The Company proposes to increase the aggregate number of shares of common stock issuable under both the 1991 Plan and the 1995 Plan by 200,000 shares.

Company Employee Stock Purchase Plan

     The Company matches employees' contributions to the Company Employee Stock Purchase Plan at a rate of 50%. The Company's contributions amounted to $14,000, $24,000, $21,000 and $28,000 in Fiscal 1998, Fiscal 1997, the
Transition Period ended February 1, 1997 and Fiscal 1996, respectively.

Company Employee Stock Ownership Plan

     The Company Employee Stock Ownership Plan is funded exclusively by discretionary contributions determined by the Board of Directors. No contributions were authorized for Fiscal 1998, Fiscal 1997 or the Transition Period ended February 1, 1997. The Board of Directors authorized contributions of $70,000 to the Company Employee Stock Ownership Plan in Fiscal 1996.

Compensation Committees Interlocks and Insider Participation

     Richard Kayne and Fred Kayne, each directors of the Company, are each members of the Company's Compensation Committee and have participated in transactions requiring disclosure under the section "Certain Relationships and Related Transactions."

Compensation Committee Report on Executive Compensation

     The Compensation Committee is responsible for approving compensation programs for the Company's management. During the fiscal year ended January 30, 1999, the Compensation Committee consisted of Messrs. Richard Kayne and Fred Kayne.

     Mr. Welch receives a fee for serving as a director, but receives no additional compensation for serving as Chief Executive Officer or President.

     The Compensation Committee believes that the compensation provided to employees of the Company must be competitive for the Company to attract or obtain highly qualified and experienced key employees. Based upon a preliminary review, the Compensation Committee believes that, overall, the Company's compensation programs are competitive with those of comparable companies.

                             COMPENSATION COMMITTEE

                             Richard A. Kayne      Fred Kayne

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings including this Proxy Statement, in whole or in part, the foregoing Report, and the performance graph immediately following, shall not be incorporated by reference into any such filings.

Performance Graph

     This graph compares the cumulative total return to shareholders of the Company, the Nasdaq National Market (the "Broad Market") index and a peer group of companies (the "Industry Index")(1).

                       [Performance Graph Appears Here]


                                                Fiscal Year
                                                   Ending
                                              -----------------

                         1994       1995       1996       1997       1998       1999
                         ----       ----       ----       ----       ----       ----
Company                  $100    $ 56.34    $146.48    $116.90    $ 39.44    $ 67.61
Broad Market              100     111.25     154.99     127.02     129.20     149.13
Peer Group                100     109.45     154.49     171.64     202.17     315.54

     (1) The Industry Index chosen is an index of specialty retailers compiled by Media General Group that includes forty-three publicly traded companies offering a wide array of specialty retail goods.

     Assumes $100 invested at the beginning of the periods presented and assumes dividends have been reinvested.

                       COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers, directors and persons who own more than 10% of the Company's common stock to file reports of ownership on Forms 3, 4 and 5 with the Commission. Executive officers, directors and 10% stockholders are required by the Commission to furnish the Company with copies of all Forms 3, 4 and 5 as filed.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners complied with all the filing requirements applicable to them with respect to transactions during the fiscal year ended January 30, 1999.

                           CERTAIN RELATIONSHIPS AND
                             RELATED TRANSACTIONS

     During the fiscal year ended January 30, 1999, Kayne Anderson Investment Management, Inc. provided management, consulting and advisory services to the Company for which it received a fee of $100,000.

     In April 1998, each of the holders, including SPF ($3,790,000), SA ($210,000), Fred Kayne ($250,000), KAIM ($1,200,000) and Citigroup Inc.
($200,000), (a) of the Company's Convertible Debentures dated October 11, 1996, as amended on May 30, 1997, in the aggregate principal amount of $3,000,000 (the "1996 Debentures") and (b) of the Company's 11.5% Senior Subordinated Notes due May 6, 2000 in the aggregate principal amount of $3,000,000 (the "'1997 Notes") and warrants to purchase 237,500 shares of the Company's common stock issued in connection with the 1997 Notes (the "1997 Warrants" and together with the 1997 Notes, the "1997 Securities") entered into a Letter Agreement dated April 6, 1998, as amended on April 13, 1998 and July 7, 1998 (collectively, the "Amended Letter Agreement") setting forth a plan of recapitalization (the "Recapitalization").

     The Recapitalization consisted of the following: (a) the issuance of $3,850,000 aggregate principal amount of the Company's non-interest bearing Senior Subordinated Notes due May 6, 2000 (the "New Notes") and detachable warrants to purchase 1,925,000 shares of the Company's common stock (the "New Warrants", and together with the New Notes, the "1998 New Securities") to, among others, Fred Kayne ($350,000) and KAIM ($3,383,333), (b) a waiver by the holders of all of their rights to interest payments accrued and owing on the 1996 Debentures and the 1997 Notes on or after February 28, 1998, (c) an agreement by the holders to exchange the 1996 Debentures and the 1997 Securities for either Series A Mandatorily Redeemable Preferred Stock or Series B Convertible Preferred Stock and (d) an agreement by the holders to exchange the 1998 New Securities for Series C Convertible Preferred Stock simultaneous with the exchange of the 1996 Debentures and the 1997 Securities for Series A Mandatorily Redeemable Preferred Stock and/or Series B Convertible Preferred Stock.

     On December 28, 1998, as part of the Recapitalization, (a) each of the holders of the 1996 Debentures and the 1997 Securities exchanged such securities for Series A Mandatorily Redeemable Preferred Stock and Series B Convertible Preferred Stock, as detailed below for certain affiliates of the Company:

                   Aggregate principal amount of     Series A Mandatorily
                   1996 Debentures and               Redeemable                 Series B Convertible
                   1997 Securities                   Preferred Stock            Preferred Stock
                   -----------------------------     --------------------       --------------------
     SPF                    $3,790,000                   28,425 shares              9,475 shares
     SA                        210,000                    1,575                       525
     Fred Kayne                250,000                        0                     2,500
     KAIM                    1,200,000                        0                    12,000
     Citigroup                 200,000                        0                     2,000

and (b) each of the holders of the 1998 Securities exchanged such securities for Series C Convertible Preferred Stock, as detailed below for certain affiliates of the Company:

                   Aggregate principal amount of
                   1996 Debentures and               Series C Convertible
                   1997 Securities                   Preferred Stock
                   -----------------------------     --------------------
     Fred Kayne            $   250,000                    2,500 shares
     KAIM                    1,200,000                   12,000


                                 PROPOSAL ONE
                                 ------------

                                RATIFICATION OF
                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Arthur Andersen LLP was selected by the Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, to act as the Company's independent accountants for the fiscal year ending January 29, 2000. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor. The Board of Directors is asking for ratification of such appointment by the Company's shareholders.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

                                 PROPOSAL TWO
                                 ------------

           APPROVAL OF AMENDMENT TO 1991 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors has proposed to amend Article 3 of the Company's 1991 Plan to increase the maximum number of shares of the Company's common stock subject to the 1991 Plan from 725,000 to 900,000 shares, an increase of 175,000 shares. The proposed amendment to the 1991 Plan reads as follows:

          "3.  Shares Subject to the Plan.
               --------------------------

               The stock issuable under this Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock ("Common Stock"). The total number of shares of Common Stock that may be issued under this Plan shall not exceed 900,000 shares in the aggregate, subject to adjustment as provided in Section 8 below."

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1991 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL THREE
                                 --------------

       APPROVAL OF AMENDMENT TO 1995 NON-EMPLOYEE DIRECTORS OPTION PLAN

     The Board of Directors has proposed to amend section 12 of the Company's 1995 Plan to increase the maximum number of shares of the Company's common stock subject to the 1995 Plan from 175,000 to 200,000 shares, an increase of 25,000 shares. The proposed amendment to the 1995 Plan reads as follows:

          "12. Common Shares Subject to Options.
               --------------------------------

          The maximum aggregate number of shares of common stock with respect to which Options may be granted from time to time under the Plan is 200,000 shares, subject to adjustment as provided in Section 6 of the Plan."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTORS OPTION PLAN.

                                 ANNUAL REPORT

     The Annual Report of the Company including financial statements for the fiscal year ended January 30, 1999, is being forwarded to each shareholder with this Proxy Statement.

                                 OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Annual Meeting. If any other matters shall properly come before the meeting, the persons named in the Proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Secretary of the Company prior to May 1, 2000 for inclusion in the Proxy Statement for the Annual Meeting of Shareholders scheduled to be held in June of 2000.

     Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.


                                       /s/ Gina M. Engelhard

                                       Gina M. Engelhard
                                       Secretary

Dated: August 6, 1999

                                  AVAILABILITY

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, THE RIGHT START, INC., 5388 STERLING CENTER DRIVE, UNIT C, WESTLAKE VILLAGE, CALIFORNIA 91361.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Proxy Statement are intended to be subject to the safe harbor protection provided by Sections 27A and 21E. All forward-looking statements involve risks and uncertainties. Although the Company believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not materially differ from its expectations. For factors that may cause actual results to materially differ from expectations and underlying assumptions, see the Company's Registration Statement on Form S-3 (File No. 333-84319) and periodic reports, including the Annual Report on Form 10-K, as amended, for the fiscal year ended January 30, 1999, filed by the Company with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

                           INCORPORATION BY REFERENCE

     The financial and other information required pursuant to Item 13 (a) of Proxy Rule 14A-101/Schedule 14a is hereby incorporated by reference into this proxy statement from the information provided in the Company's previously filed Form 10-K/A for the fiscal year ended January 30, 1999. All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Company's 1999 annual meeting of shareholders shall be deemed to be incorporated by reference into this proxy statement.

PROXY
                             THE RIGHT START, INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS

  JERRY R. WELCH, with full power of substitution, is hereby appointed proxy to vote the stock of the undersigned in The Right Start, Inc. at the Annual Meeting of Shareholders on September 9, 1999, and at any adjournments, to be held at The Right Start retail store located at 18723 Ventura Blvd., Tarzana, California.

  MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" AUTHORITY ON ELECTION OF DIRECTORS AND FOR THE BOARD'S PROPOSALS ONE, TWO AND THREE.

                             ELECTION OF DIRECTORS

    [_] FOR all Nominees listed          [_] WITHHOLD
        below (except as                     AUTHORITY to
        indicated to the                     vote for all
        contrary below)                      Nominees listed
                                             below

  Jerry Welch, Richard Kayne, Fred Kayne, Andrew Feshbach, Robert Hollman and
                                Howard Zelikow.

  INSTRUCTION: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.
                  -------------------------------------------

PROPOSAL 1. RATIFICATION OF AUDITORS      [_] FOR    [_] AGAINST     [_] ABSTAIN

PROPOSAL 1 ratification of appointment of Arthur Andersen LLP as auditors for the fiscal year ending January 29, 2000.

PROPOSAL 2. APPROVAL OF AMENDMENT TO 1991 EMPLOYEE STOCK OPTION PLAN
                                          [_] FOR    [_] AGAINST     [_] ABSTAIN

PROPOSAL 2 approval of amendment to The Right Start, Inc. 1991 Employee Stock Option Plan increasing the maximum aggregate number of shares of the Company's common stock subject to the plan from 725,000 to 900,000 shares.

PROPOSAL 3. APPROVAL OF AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTOR PLAN
                                          [_] FOR    [_] AGAINST     [_] ABSTAIN

PROPOSAL 3 approval of amendment to The Right Start, Inc. 1995 Non-Employee Director Plan increasing the maximum aggregate number of shares of the Company's common stock subject to the plan from 175,000 to 200,000 shares.




  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.

  THE PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTOR NOMINEES AND FOR PROPOSALS 1, 2 AND 3.

                                             Please sign exactly as name appears
                                             hereon.

                                             __________________________________

                                             __________________________________

                                             Dated: _____________________, 1999

                                             When shares are held by joint
                                             tenants, both should sign.  When
                                             signing as attorney, as executor,
                                             administrator, trustee or
                                             guardian, please indicate as such.
                                             If a corporation, please sign in
                                             full corporate name by President
                                             or other authorized officer.  If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

        PLEASE DATE, SIGN AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE